POWER OF ATTORNEY

      Know all by these presents that Don O. McCormack hereby constitutes and appoints Nathan Murphy, John Zabaneh, Pamela Taylor and Rina Trakhtenberg, each with power to act individually, as the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of
1934, as amended (the "Exchange Act"), and the rules thereunder of Rosetta
Resources, Inc. (the "Company"), Forms 3, 4 and 5 in accordance with Section
16(a) of the Exchange Act;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange
Commission and stock exchange or similar authority;

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of any of the attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in such attorney-in-fact's discretion; and

(4) The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed effective as of the 5th day of January, 2015.

  Signature: /s/ Don O. McCormack

  Name:  Don O. McCormack